UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2013

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 15, 2013, Digital Stout Holding, LLC, a wholly-owned subsidiary of Digital Realty Trust, L.P., commenced an offering of its Guaranteed Notes due 2025, which we refer to as the Notes, denominated in British pounds sterling. The Notes will be senior unsecured obligations of Digital Stout Holding, LLC and will be fully and unconditionally guaranteed by Digital Realty Trust, Inc. and Digital Realty Trust, L.P. Consummation of the offering is subject to market and other conditions. The Notes will be offered only outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended, or the Securities Act. The Notes will not be registered under the Securities Act and will not be offered or sold within the United States or to United States persons (within the meaning of Regulation S under the Securities Act) absent registration or an applicable exemption from the registration requirements. The final terms of the Notes will be determined at the time of pricing. We intend to use the net proceeds from the offering of the Notes to temporarily repay borrowings under our global revolving credit facility, to acquire additional properties, to fund development and redevelopment opportunities, for general working capital purposes or a combination of the foregoing.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied by such statements, including statements related to the timing and consummation of the offering of the Notes and the intended use of the net proceeds from the offering. These risks and uncertainties include, without limitation, risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the offering. We cannot assure you that we will be able to complete the offering on the anticipated terms, or at all. For a further list and description of such risks and uncertainties, see the reports and other filings by Digital Realty Trust, Inc. and Digital Realty Trust, L.P. with the U.S. Securities and Exchange Commission, including our combined Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent reports on Form 10-Q and Form 8-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 15, 2013

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary